                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      July 27, 2004

                      TROPICAL SPORTSWEAR INT'L CORPORATION
             (Exact name of registrant as specified in its charter)]

         Florida                     0-23161               59-3420305
(State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)              File Number)        Identification No.)

                              4902 W. Waters Avenue
                              Tampa, Florida 33634
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (813) 249-4900

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Item 5.   Other Events

     Tropical  Sportswear  Int'l  Corporation  is  announcing  a  correction  to information which was provided during its third quarter results  conference call held on July 27, 2004. The Company's  inventory reserves at the end of June 2004 were $4.7 million, not $7.1 million as stated on the conference call.

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                                                    SIGNATURES

Pursuant  to  the  requirements  of  the  Securities  Exchange Act of 1934,  the
registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned hereunto duly authorized.

                                           TROPICAL SPORTSWEAR INT'L CORPORATION

Date:    July 27, 2004                     By:     /s/ Robin J. Cohan
                                                   Robin J. Cohan
                                                   Executive Vice President and
                                                   Chief Financial Officer